Statement of Additional Information
December 31, 2009
as amended March 19, 2010 and April 28, 2010

Advisory Research Funds
Advisory Research International Small Cap Value Fund
Advisory Research All Cap Value Fund
Advisory Research Micro Cap Value Fund
Advisory Research Small Cap Value Fund
Advisory Research Small/Mid Cap Value Fund
Each a series of the Investment Managers Series Trust

Currently, the Advisory Research Micro Cap Value Fund, Advisory Research Small Cap Value Fund, and Advisory Research Small/Mid Cap Value Fund have not commenced operations therefore they are not available for purchase.

This Statement of Additional Information (“SAI”) is not a prospectus, and it should be read in conjunction with the Prospectus for the Advisory Research International Small Cap Value Fund and Advisory Research All Cap Value Fund; and the Prospectus for the Advisory Research Micro Cap Value Fund, Advisory Research Small Cap Value Fund, and Advisory Research Small/Mid Cap Value Fund (each, a “Fund,” and collectively, the “Funds”) dated December 31, 2009 as amended March 19, 2010, March 23, 2010 and March 25, 2010, as applicable and as it may be amended from time to time (the “Prospectuses”).  Each Fund is a series of the Investment Managers Series Trust (the “Trust”).  Advisory Research, Inc. (“ARI” or the “Advisor”) is the investment advisor to the Funds.  A copy of the Funds’ Prospectuses may be obtained by contacting the Funds at the address or the telephone numbers below:

Advisory Research Funds
c/o UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, Wisconsin 53202
1-888-665-1414

Table of Contents
THE TRUST	2
INVESTMENT STRATEGIES AND POLICIES	2
INVESTMENT RESTRICTIONS	16
MANAGEMENT OF THE FUNDS	17
PORTFOLIO TRANSACTIONS AND BROKERAGE	28
PORTFOLIO TURNOVER	29
PROXY VOTING POLICY	29
ANTI-MONEY LAUNDERING PROGRAM	31
PORTFOLIO HOLDINGS INFORMATION	32
DETERMINATION OF NET ASSET VALUE	33
PURCHASE AND REDEMPTION OF FUND SHARES	34
FEDERAL INCOME TAX MATTERS	34
FUND PERFORMANCE	38
GENERAL INFORMATION	38
FINANCIAL STATEMENTS	40
APPENDIX A	41

THE TRUST

The Trust (formerly called Claymore Trust) is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on February 15, 2005.  The Trust changed its name to Investment Managers Series Trust on December 3, 2007.  The Trust currently consists of several other series of shares of beneficial interest, par value $0.01 per share.  This SAI relates only to the Funds and not to the other series of the Trust.  The Funds are non-diversified mutual funds.

The Trust is registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end management investment company.  Such a registration does not involve supervision of the management or policies of the Funds.  The Prospectus of the Funds and this SAI omit certain of the information contained in the Registration Statement filed with the SEC.  Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

INVESTMENT STRATEGIES AND POLICIES

Descriptions in this SAI of a particular investment practice or technique in which the Funds may engage are meant to describe the spectrum of investments that the Advisor in its discretion might, but is not required to, use in managing the Funds’ portfolio assets. The Advisor may in its discretion at any time employ such practice, technique or instrument for the Funds.  Furthermore, it is possible that certain types of financial instruments or investment techniques described herein may not be available, permissible, economically feasible or effective for their intended purposes in all markets. Certain practices, techniques or instruments may not be principal activities of the Funds, but to the extent employed, could from time to time have a material impact on the Funds’ performance.

The equity and debt capital markets in the United States and internationally have experienced unprecedented volatility.  This financial crisis has caused a significant decline in the value and liquidity of many securities.  These market conditions may continue or get worse.  Because the situation is unprecedented and widespread, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these events.

Additional Information Regarding the Funds’ Investments

Common Stock. Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other class of securities, including the company's debt securities, preferred stock and other senior equity securities.  Common stock of an issuer in a Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. While broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

The Funds may invest in common stock of companies with market capitalizations that are small compared to other publicly traded companies. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, and more stability and greater depth of management and personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also may involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded in the over-the-counter market or on a regional exchange, or may otherwise have limited liquidity. As a result of owning large positions in this type of security, a Fund is subject to the additional risk of possibly having to sell portfolio securities at disadvantageous times and prices if redemptions require the Fund to liquidate its securities positions. In addition, it may be prudent for a Fund, as its asset size grows, to limit the number of relatively small positions it holds in securities having limited liquidity in order to minimize its exposure to such risks, to minimize transaction costs, and to maximize the benefits of research. As a consequence, as a Fund’s asset size increases, the Fund may reduce its exposure to illiquid small capitalization securities, which could adversely affect performance.

The Funds may also invest in stocks of companies with medium market capitalizations (i.e., mid cap companies). Such investments share some of the risk characteristics of investments in stocks of companies with small market capitalizations described above, although mid cap companies tend to have longer operating histories, broader product lines and greater financial resources and their stocks tend to be more liquid and less volatile than those of smaller capitalization issuers.

Warrants and Rights. Each Fund may invest in warrants or rights (including those acquired in units or attached to other securities) that entitle the holder to buy equity securities at specific prices for specific periods of time but will do so only if such equity securities are deemed appropriate by the Advisor for inclusion in the Fund’s portfolio.

Investing in warrants is purely speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities but only the right to buy them. Warrants are issued by the issuer of the security, which may be purchased on their exercise. The prices of warrants do not necessarily parallel the prices of the underlying securities.

Preferred Stocks. Preferred stock has a preference over common stock in liquidation (and generally as to dividends as well), but is subordinated to the liabilities of the issuer in all respects. Preferred stock may offer the opportunity for capital appreciation as well as periodic income.

There are special risks associated with investing in preferred securities, including:

Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If a Fund owns a preferred security that is deferring its distributions, the Fund in certain circumstances may be required to report income for federal income tax purposes prior to the actual receipt of such income.

Non-Cumulative Dividends. Some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by a Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred stocks in which a Fund invests will be declared or otherwise made payable.

Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

Limited Voting Rights. Generally, preferred security holders (such as the Funds) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may have the right to elect a number of directors to the issuer's board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by a Fund.

Convertible Securities. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both fixed income and equity securities.

Foreign Investments.  Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of U.S. issuers.  All foreign investments are subject to risks of foreign political and economic instability, adverse movements in foreign exchange rates, and the imposition or tightening of exchange controls and limitations on the repatriation of foreign capital.  Other risks stem from potential changes in governmental attitude or policy toward private investment, which in turn raises the risk of nationalization, increased taxation or confiscation of foreign investors’ assets.

Additional non-U.S. taxes and expenses may also adversely affect a Fund’s performance, including foreign withholding taxes on foreign securities’ dividends, and generally higher commission rates payable on foreign transactions.  Foreign companies may be subject to different accounting, auditing and financial reporting standards and accordingly, less information may be available about foreign companies than is generally available on issuers of comparable securities in the U.S.  Foreign securities may also trade less frequently and with lower volume and may exhibit greater price volatility than U.S. securities.

Changes in foreign exchange rates will affect the value in U.S. dollars of all foreign currency-denominated securities held by a Fund.  Exchange rates are influenced generally by the forces of supply and demand in the foreign currency markets and by numerous other political and economic events occurring outside the United States, many of which may be difficult, if not impossible, to predict.

Income from foreign securities will be received and realized in foreign currencies, and the Funds are required to compute and distribute income in U.S. dollars.  Accordingly, a decline in the value of a particular foreign currency against the U.S. dollar occurring after a Fund’s income has been earned and computed in U.S. dollars may require the Fund to liquidate portfolio securities to acquire sufficient U.S. dollars to make a distribution.  Similarly, if the exchange rate declines between the time a Fund incurs expenses in U.S. dollars and the time such expenses are paid, the Fund may be required to liquidate additional foreign securities to purchase the U.S. dollars required to meet such expenses.

Emerging Market Securities.  The Micro Cap Fund, All Cap Value Fund and the International Small Cap Value Fund each may invest in emerging market countries or developing countries as defined by the World Bank, International Financial Corporation or the Morgan Stanley Capital International (MSCI) emerging market indices or other comparable indices.  Developing countries may impose restrictions on a Fund’s ability to repatriate investment income or capital.  Even where there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of those Funds.

Some of the currencies in emerging markets have experienced de-valuations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies.  Certain developing countries face serious exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector.  In some countries, the government owns or controls many companies.  Therefore, government actions in the future could have a significant effect on economic conditions in developing countries, which could affect the private sector companies in which the Micro Cap Fund  All Cap Value Fund and the International Small Cap Value Fund invest.

Foreign Currency Transactions. The Micro Cap Value Fund, All Cap Value Fund and the International Small Cap Value Fund may conduct foreign currency exchange transactions either on a spot, i.e., cash, basis at the prevailing rate in the foreign exchange market or by entering into a forward foreign currency contract.  A forward foreign currency contract (“forward contract”) involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.  Forward contracts are considered to be derivatives.  A Fund enters into forward contracts in order to “lock in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract.  In addition, the Micro Cap Value Fund, All Cap Value Fund and the International Small Cap Value Fund may enter into forward contracts to hedge against risks arising from securities a Fund owns or anticipates purchasing or the U.S. dollar value of interest and dividends paid on those securities.  Each of the Micro Cap Value Fund, All Cap Value Fund nor the International Small Cap Value Fund will not have more than 10% of its total assets committed to forward contracts, or maintain a net exposure to forward contracts that would obligate that Fund to deliver an amount of foreign currency in excess of the value of the Fund’s investment securities or other assets denominated in that currency.

If a Fund delivers the foreign currency at or before the settlement of a forward contract, it may be required to obtain the currency by selling some of the Fund’s assets that are denominated in that specific currency.  A Fund may close out a forward contract obligating it to purchase a foreign currency by selling an offsetting contract, in which case it will realize a gain or a loss.

Foreign currency transactions involve certain costs and risks.  A Fund incurs foreign exchange expenses in converting assets from one currency to another. Forward contracts involve a risk of loss if the Advisor is inaccurate in predicting currency movements.  The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.  The precise matching of forward contract amounts and the value of the securities involved is generally not possible.  Accordingly, it may be necessary for a Fund to purchase additional foreign currency if the market value of the security is less than the amount of the foreign currency the Fund is obligated to deliver under the forward contract and the decision is made to sell the security and deliver the foreign currency.  The use of forward contracts as a hedging technique does not eliminate the fluctuation in the prices of the underlying securities a Fund owns or intends to acquire, but it fixes a rate of exchange in advance.  Although forward contracts can reduce the risk of loss if the values of the hedged currencies decline, these instruments also limit the potential gain that might result from an increase in the value of the hedged currencies.

There is no systematic reporting of last sale information for foreign currencies, and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.  Quotation information available is generally representative of very large transactions in the interbank market.  The interbank market in foreign currencies is a global around-the-clock market.  Since foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, a Fund may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

Depository Receipts.  Global Depository Receipts ("GDRs") are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country.  American Depository Receipts ("ADRs") are negotiable receipts issued by a U.S. bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company's office or agent in a foreign country.  [Canadian Depository Receipts (“CDRs”) are negotiable receipts issued by a Canadian bank or trust company that evidence ownership of securities in a foreign company which have been deposited with such bank or trust company's office or agent in a foreign country.   European Depository Receipts (“EDRs”) are negotiable certificates held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country.  Investing in GDRs, CDRs, EDRs and ADRs presents risks that may not be equal to the risk inherent in holding the equivalent shares of the same companies that are traded in the local markets even though a Fund will purchase, sell and be paid dividends on GDRs, CDRs, EDRs and ADRs in U.S. dollars.  These risks include fluctuations in currency exchange rates, which are affected by international balances of payments and other economic and financial conditions; government intervention; speculation; and other factors.  With respect to certain foreign countries, there is the possibility of expropriation or nationalization of assets, confiscatory taxation, political and social upheaval, and economic instability.  A Fund may be required to pay foreign withholding or other taxes on certain GDRs, CDRs, EDRs or ADRs that it owns, but investors may or may not be able to deduct their pro-rata share of such taxes in computing their taxable income, or take such shares as a credit against their U.S. federal income tax.  See "Federal Income Tax Matters."  GDRs, CDRs, EDRs and ADRs may be sponsored by the foreign issuer or may be unsponsored.  Unsponsored GDRs, CDRs, EDRs and ADRs are organized independently and without the cooperation of the foreign issuer of the underlying securities.  Unsponsored GDRs, CDRs, EDRs and ADRs are offered by companies which are not prepared to meet either the reporting or accounting standards of the United States.  While readily exchangeable with stock in local markets, unsponsored GDRs, CDRs, EDRs and ADRs may be less liquid than sponsored GDRs, CDRs, EDRs and ADRs.  Additionally, there generally is less publicly available information with respect to unsponsored GDRs, CDRs, EDRs and ADRs.

Strategic Transactions

The Funds may, but are not required to, use various investment strategies as described below ("Strategic Transactions") to earn income, to facilitate portfolio management and to mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or as regulatory changes occur. Although the Advisor, as applicable, seeks to use such transactions to further each Fund’s investment objective, no assurance can be given that the use of these transactions will achieve this result. The Funds’ activities involving Strategic Transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or "Code"), for qualification as a regulated investment company.

Short Sales.  A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.  If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash and liquid securities) and the maintenance of collateral with its custodian. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

When the Advisor believes that the price of a particular security held by the Fund may decline, it may make "short sales against the box" to hedge the unrealized gain on such security.  Selling short against the box involves selling a security which the Fund owns for delivery at a specified date in the future.

To the extent the Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of liquid assets with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale).

Selling Call and Put Options. The principal reason for selling options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. Such current return could be expected to fluctuate because premiums earned from an option selling program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Selling options on portfolio securities is likely to result in a higher portfolio turnover rate.

The purchaser of a call option pays a premium to the seller (i.e., the writer) for the right to buy the underlying security from the seller at a specified price during a certain period. A Fund would write call options only on a covered basis or for cross-hedging purposes. A call option is covered if, at all times during the option period, a Fund owns or has the right to acquire the securities of the type that it would be obligated to deliver if any outstanding option were exercised. An option is used for cross-hedging purposes if it is not covered by the security subject to the option, but is designed to provide a hedge against another security which a Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes the option by segregating cash and/or liquid securities in an amount at least equal to the market value of the underlying security, marked to market daily, while the option is outstanding.

The purchaser of a put option pays a premium to the seller (i.e., the writer) for the right to sell the underlying security to the writer at a specified price during a certain period. Each Fund would sell put options only on a secured basis, which means that, at all times during the option period, the Fund would segregate cash and/or liquid securities in an amount at least equal to the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.

To terminate its position as a writer of a call or put option, a Fund could enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously sold by the Fund. The Fund would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is less (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.

The Funds could sell options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. Each Fund could close out its position as a seller of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, the Fund could purchase an offsetting option, which would not close out its position as a seller, but would provide an asset of equal value to its obligation under the option sold. If a Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has sold, it will be required to maintain the securities subject to the call or the collateral securing the option until a closing purchase transaction can be entered into (or the option is exercised or expires) even though it might not be advantageous to do so. The staff of the SEC currently takes the position that, in general, over-the-counter options on securities other than U.S. government securities purchased by a fund, and portfolio securities "covering" the amount of such fund’s obligation pursuant to an over-the-counter option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid.  Therefore any such options in which a Fund invests are subject to the Fund’s limitation on illiquid securities described herein.

Risks of Writing Options. By selling a call option, a Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by selling a put option the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.

Purchasing Call or Put Options. The Funds could purchase call options to protect against anticipated increases in the prices of securities it wishes to acquire. Alternatively, the Funds could purchase call options for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, a Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Fund would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

Put options may be purchased to protect against anticipated declines in the market value of either specific portfolio securities or of a Fund’s assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.

In any case, the purchase of options for capital appreciation would increase a Fund’s volatility by increasing the impact of changes in the market price of the underlying securities on the Fund's net asset value per share (“NAV”).

Options on Stock Indices. Options on stock indices are similar to options on stock, but the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive an amount of cash which amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

Some stock index options are based on a broad market index such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index, or a narrower index such as the Standard & Poor's 100. Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. A stock index fluctuates with changes in the market values of the stocks included in the index. Options are currently traded on several exchanges.

Gain or loss to a Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities. As with stock options, a Fund may offset its position in stock index options prior to expiration by entering into a closing transaction, or it may let the option expire unexercised.

Futures Contracts. The Funds may engage in transactions involving futures contracts and options on futures contracts in accordance with the rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the Trust would be exempt from registration as a "commodity pool."

An index futures contract is an agreement pursuant to which a party agrees to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at a specified time and the price at which the futures contract originally was struck. No physical delivery of the underlying securities in the index is made.

Currently, securities index futures contracts can be purchased with respect to several indices on various exchanges. Differences in the securities included in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged.

In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, a Fund is required to deposit an amount of cash and/or liquid securities equal to a percentage (which will normally range between 1% and 10%) of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act or with its custodian in an account in the broker's name. This amount is known as initial margin. The nature of initial margin in futures contract transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the initial margin account, called variation margin, are made on a daily basis as the price of the underlying securities or index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.

For example, when a Fund purchases a futures contract and the price of the underlying security or index rises, that position increases in value, and the Fund receives a variation margin payment equal to that increase in value. Conversely, where a Fund purchases a futures contract and the value of the underlying security or index declines, the position is less valuable, and the Fund is required to make a variation margin payment.

At any time prior to expiration of the futures contract, a Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

When a Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested ("anticipatory hedge"). Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. A Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that a Fund’s portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund. Ordinarily, transaction costs associated with futures contract transactions are lower than transaction costs that would be incurred in the purchase and sale of the underlying securities.

Special Risks Associated with Futures Contract Transactions. There are several risks connected with the use of futures contracts. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities or index; the risk of market distortion; the risk of illiquidity; and the risk of error in anticipating price movement.

There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, a Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contract. Conversely, a Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contracts. It is also possible that the value of futures contracts held by a Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.

There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities or index underlying the futures contract due to certain market distortions. First, all participants in the futures contract market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures contract market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures contract market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures contract markets may cause temporary price distortions. Due to the possibility of price distortion in the futures contract markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Advisor may still not result in a successful hedging transaction.

There is also the risk that futures contract markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Funds intend to purchase or sell futures contracts only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures contract position and, in the event of adverse price movement, a Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

Successful use of futures contracts is also subject to the Advisor's ability to correctly predict the direction of movements in the market. For example, if a Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so to meet the daily variation margin.

Although the Funds intend to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures contract exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures contract positions and subjecting some futures contract traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.

Options on Futures Contracts. The Funds may also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, a Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures contract position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. Each Fund could purchase put options on futures contracts in lieu of, and for the same purposes as, the sale of a futures contract; at the same time, it could write put options at a lower strike price (a "put bear spread") to offset part of the cost of the strategy to the Fund. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts.

Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures contracts. The Advisor will not purchase options on futures contracts on any exchange unless in the Advisor's opinion a liquid secondary exchange market for such options exists. Compared to the use of futures contracts, the purchase of options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).  However, there may be circumstances, such as when there is no movement in the price of the underlying security or index, when the use of an option on a future contract would result in a loss to a Fund when the use of a future contract would not.

Additional Risks of Options, Futures Contracts and Options on Futures Contracts. Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.  These position limits may restrict the number of listed options which a Fund may write.

In the event of the bankruptcy of a broker through which a Fund engages in transactions in options, futures contracts or options on futures contracts, the Fund could experience delays or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits.  Transactions are entered into by a Fund only with brokers or financial institutions deemed creditworthy by the Advisor.

Swap Agreements. A swap is a derivative financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors. The Funds may enter into swap agreements with respect to individual securities, indexes of securities, interest rates, currencies and other assets or measures of risk or return. The Funds may also enter into options on swap agreements ("swaptions"). These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to a Fund than if the Fund had invested directly in an instrument that yielded that desired return.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a "basket" of securities representing a particular index. Forms of swap agreements include caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that, for example, the return on a given equity index exceeds a specified rate, or "cap"; floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that, for example, the return on a given equity index falls below a specified rate, or "floor"; and collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against movements exceeding given minimum or maximum levels. A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Funds may write (sell) and purchase put and call swaptions.

Many swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund). Although it has no current intention to do so, each Fund may use swap agreements to add leverage to the portfolio. Each Fund may (but is not required to) cover any accrued but unpaid net amounts owed to a swap counterparty through the segregation of assets determined to be liquid by the Fund in accordance with procedures established by the Board of Trustees (the “Board”). Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Fund’s investment restriction concerning senior securities and borrowings.

Whether a Fund’s use of swap agreements or swaptions will be successful in furthering its investment objectives will depend to a large extent on the Advisor’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If a counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. The performance of swap agreements may be affected by a change in the specific currency, or by other factors that determine the amount of payments due. If a swap agreement calls for a payment by a Fund, the Fund must be prepared to make such payments when due.

The swaps market is largely unregulated. A Fund’s ability to terminate or transfer a swap agreement is generally very limited. Swap agreements may increase the overall volatility of the investments of a Fund. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Use of Segregated and other Special Accounts. Many Strategic Transactions, in addition to other requirements, require that a Fund segregate cash and/or liquid securities to the extent Fund obligations are not otherwise "covered" as described above. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered (or securities convertible into the needed securities without additional consideration), or, subject to any regulatory restrictions, the Fund must segregate cash and/or liquid securities in an amount at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. In the case of a futures contract or an option on a futures contract, a Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Strategic Transactions may be covered by other means when consistent with applicable regulatory policies.

Certain Other Investment Practices

When Issued, Delayed Delivery Securities and Forward Commitments. The Funds may enter into forward commitments for the purchase or sale of securities, including on a "when issued" or "delayed delivery" basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. At the time a Fund makes the commitment to purchase a security in a delayed-delivery transaction, it will record the transaction and reflect the value of the security in determining its NAV. While it will only enter into a forward commitment with the intention of actually acquiring the security, a Fund may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. A Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Repurchase Agreements. Repurchase agreements may be seen as loans by a Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Advisor, acting under the supervision of the Board, reviews the creditworthiness of those banks and dealers with which each Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level.

Other Investment Companies. The Funds may invest in securities of other investment companies that invest primarily in securities of the types in which the Funds may invest directly to the extent permitted by the 1940 Act.  Under the 1940 Act, a Fund may invest its assets in any investment company, as long as the Fund and its affiliated persons own no more than 3% of the outstanding voting stock of the acquired investment company and the Fund complies with certain additional restrictions.  This restriction may not apply to the Fund’s investments in money market mutual funds and affiliated funds (i.e., other series of the Trust), if the Fund’s investments fall within the exceptions set forth under SEC rules.  As a stockholder in an investment company, a Fund will bear its ratable share of that investment company's expenses, and would remain subject to payment of the Fund's investment management fees with respect to the assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged. The NAV and market value of leveraged shares will be more volatile and the yield to holders of common stock in such leveraged investment companies will tend to fluctuate more than the yield generated by unleveraged shares.

The Funds expect that these investments will primarily be in exchange-traded funds ("ETFs"). In addition, to seek to offset some of the risk of a larger potential decline in the event the overall stock market has a sizeable short-term or intermediate-term decline, each Fund may purchase put options or put option debit spreads (where another put option at a lower strike price is sold to offset the cost of the first put option) on certain ETFs that trade like common stocks but represent certain market indices that correlate with the mix of common stocks held in the Fund’s portfolio. The Advisor generally expects that it may invest in other investment companies either during periods when they have large amounts of uninvested cash, such as during periods when there is a shortage of attractive securities available in the market.

Illiquid and Restricted Securities. The Funds may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, a Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund's net assets. The Board or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board has delegated to the Advisor the day-to-day determination of the illiquidity of any security held by the Funds, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board has directed the Advisor to look to such factors as (a) frequency of trading and availability of quotations; (b) the number of dealers willing to purchase or sell the security and the availability of buyers; (c) the willingness of dealers to be market makers in the security; and (d) the nature of trading activity including (i) the time needed to dispose of a position or part of a position and (ii) offer and solicitation methods.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.

Illiquid securities will usually be priced at fair value as determined in good faith by the Board or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets is invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Loans of Portfolio Securities. Consistent with applicable regulatory requirements and the Funds’ investment restrictions, a Fund may lend portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described below), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. A Fund will not lend portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. A Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements and no loan will cause the value of all loaned securities to exceed 33 1/3% of the value of a Fund’s total assets.

A loan may generally be terminated by the borrower on one business day’s notice, or by a Fund on five business days’ notice. If the borrower fails to deliver the loaned securities within five days after receipt of notice or fails to maintain the requisite amount of collateral, the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Funds’ management to be creditworthy and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund. The risks associated with loans of portfolio securities are substantially similar to those associated with repurchase agreements. Thus, if the counterparty to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral, and the Fund would suffer a loss. When voting or consent rights that accompany loaned securities pass to the borrower, a Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of such rights if the matters involved would have a material effect on the Fund’s investment in such loaned securities. Each Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

Temporary Defensive Investments

When a temporary defensive posture is believed by the Advisor to be warranted ("temporary defensive periods"), each Fund may, without limitation, hold up to 100% of its assets in cash or invest up to 100% of its assets in money market instruments and repurchase agreements. The money market instruments in which each Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody's; and certificates of deposit, bankers' acceptances and bank time deposits issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation. During temporary defensive periods, each Fund also may invest in shares of money market mutual funds to the extent permitted under applicable law. Money market mutual funds are investment companies, and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions. As a shareholder in a mutual fund, a Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Advisor, with respect to assets so invested. A Fund may not achieve its investment objectives during temporary defensive periods.

Additional Risk Considerations

Counterparty Risk. A Fund will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivatives contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceedings. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Market Disruptions. As a result of the terrorist attacks on the World Trade Center and the Pentagon on September 11, 2001, some of the U.S. securities markets were closed for a four-day period. These terrorist attacks, the war in Iraq and its aftermath and other geopolitical events have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, credit risk, inflation and other factors relating to the Funds’ shares.

INVESTMENT RESTRICTIONS

Each Fund operates under the following restrictions that constitute fundamental policies that, except as otherwise noted, cannot be changed with respect to a Fund without the affirmative vote of the holders of a majority of the outstanding voting securities of the Fund, which is defined by the 1940 Act as the lesser of (i) 67% or more of the Fund’s voting securities present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. These restrictions provide that none of the Funds may:

1.	Issue senior securities nor borrow money, except that each Fund may issue senior securities or borrow money to the extent permitted by applicable law.

2.
Act as an underwriter of securities issued by others, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

3.
Invest in any security if, as a result, 25% or more of the value of the Fund’s total assets, taken at market value at the time of each investment, are in the securities of issuers in any particular industry except (a) excluding securities issued or guaranteed by the U.S. government and its agencies and instrumentalities or tax-exempt securities of state and municipal governments or their political subdivisions or (b) as otherwise permitted by applicable law.

4.
Purchase or sell real estate except that each Fund may: (a) acquire or lease office space for its own use; (b) invest in securities of issuers that invest in real estate or interests therein or that are engaged in or operate in the real estate industry; (c) invest in securities that are secured by real estate or interests therein; (d) purchase and sell mortgage-related securities; (e) hold and sell real estate acquired by the Fund as a result of the ownership of securities; and (f) invest as otherwise permitted by applicable law.

5.
Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Funds from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by applicable law.

6.
Make loans of money or property to any person, except: (a) to the extent that securities or interests in which the Funds may invest are considered to be loans; (b) through the loan of portfolio securities in an amount up to 33 1/3% of such Fund’s total assets; (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by applicable law.

The Funds observe the following restriction as a matter of operating but not fundamental policy, pursuant to positions taken by federal regulatory authorities:

Each Fund may not invest, in the aggregate, more than 15% of its net assets in securities with legal or contractual restrictions on resale, securities that are not readily marketable and repurchase agreements with more than seven days to maturity.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in percentage resulting from any cause other than actions by the Fund will not be considered a violation.

MANAGEMENT OF THE FUNDS

Trustees and Officers

The overall management of the business and affairs of the Trust is vested with its Board of Trustees.  The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, co-administrators, distributor, custodian and transfer agent.  The day-to-day operations of the Trust are delegated to its officers, except that the Advisor is responsible for making day-to-day investment decisions in accordance with the Fund’s investment objective, strategies, and policies, all of which is subject to general supervision by the Board.

The Trustees and officers of the Trust, their years of birth and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held are listed in the table below.  Unless noted otherwise, each person has held the position listed for a minimum of five years. Charles H. Miller, Ashley Toomey Rabun and William H. Young are all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (collectively, the “Independent Trustees”).

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
“Independent” Trustees:
Charles H. Miller[a] (Born 1947) Trustee	Since November 2007	Executive Vice President, Client Management and Development, Access Data Corporation, a Broadridge company, a provider of technology and services to asset management firms (1997-present).	21	None
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	21	None
William H. Young [a] (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Consultant-Interim CEO, Unified Fund Services, Inc., a mutual fund service provider (2003-2006); Ex-officio Board Member of the National Investment Company Service Association and past President and Chairman (1995-1997); Senior Vice President, Oppenheimer Management Company (1983-1996).	21	None

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the Fund’s distributor and custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	21	None
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present); Senior Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 – 2006.	21	None
Officers of the Trust
Rita Dam[b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006).	N/A	N/A
Joy Ausili[b] (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present); Vice President, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (2001 - 2006).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A
Robert Tuszynski [a] (born 1959) Vice President	Since March 2010	Senior Vice President, Director of Distribution Services, UMB Fund Services, Inc. (2008 – present); Vice President and CCO, CUNA Mutual Fund Group (2004 – 2008).	N/A	N/A

Todd Cipperman[b] (born 1966) Chief Compliance Officer (“CCO”)	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233-2301.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with the Fund’s distributor, Grand Distribution Services, LLC  and its affiliates, UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund, and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

Compensation

Each Independent Trustee receives $5,000 from the Trust for each meeting attended (except that the Chairperson receives $6,000 for each meeting attended) and $1,000 from the Trust for each telephonic meeting attended, in the discretion of the Chairperson.  The Audit Committee chairman receives an additional $500 for each Audit Committee meeting attended.  The Trust has no pension or retirement plan.  No other entity affiliated with the Trust pays any compensation to the Trustees.

Name of Person/Position	Aggregate Compensation From the Fund[1]	Pension or Retirement Benefits Accrued as Part of Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust Paid to Trustees[1]
Independent Trustees
Charles H. Miller, Trustee	$2,000	None	None	$20,000
Ashley Toomey Rabun, Trustee and Chairperson	$2,000	None	None	$24,000
William H. Young, Trustee and Audit Committee Chair	$2,000	None	None	$22,000
[1]	Estimated annual compensation.

Additional Information Concerning the Board and the Trustees

The current Trustees were selected in November 2007 (January 2008 for Mr. Banhazl) with a view towards establishing a Board that would have the broad experience needed to oversee a registered investment company comprised of multiple series employing a variety of different investment strategies. As a group, the Board has extensive experience in many different aspects of the financial services and asset management industries.

The Trustees were selected to join the Board based upon the following factors, among others: character and integrity; willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; as to each Trustee other than Messrs. Banhazl and Zader, satisfying the criteria for not being classified as an “interested person” of the Trust as defined in the 1940 Act; and, as to Messrs. Banhazl and Zader, their positions with the Trust’s co-administrators.  In addition, the Trustees have the following specific experience, qualifications, attributes and/or skills relevant to the operations of the Trust:

•
Ms. Rabun has substantial senior executive experience in mutual fund marketing and distribution and serving in senior executive and board positions with mutual funds, including multiple series trusts similar to the Trust.

•	Mr. Miller has significant senior executive experience with respect to marketing and distribution of mutual funds, including multiple series trusts similar to the Trust.

•
Mr. Young has broad senior executive experience with respect to the operations and management of mutual funds and administrative service providers, including multiple series trusts similar to the Trust.

•
Mr. Banhazl has significant experience serving in senior executive and board positions for mutual funds and with respect to the organization and operation of mutual funds and multiple series trusts similar to the Trust.

•	Mr. Zader has substantial experience serving in senior executive positions at mutual fund administrative service providers.

In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the series of the Trust.  The summaries set forth above as to the qualifications, attributes and skills of the Trustees are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

The Board of Trustees has three standing committees:  the Audit Committee, the Nominating and Governance Committee (the “Nominating Committee”), and the Valuation Committee.

•
The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the Trust’s annual audit and any matters bearing on the audit or the Fund’s financial statements and to assist the Board’s oversight of the integrity of the Fund’s pricing and financial reporting.  The Audit Committee is comprised of all of the Independent Trustees and is chaired by Mr. Young.  It does not include any Interested Trustees.  The Audit Committee is expected to meet at least twice a year with respect to each series of the Trust.

The Audit Committee also serves as the Qualified Legal Compliance Committee (“QLCC”) for the Trust for the purpose of compliance with Rules 205.2(k) and 205.3(c) of the Code of Federal Regulations regarding alternative reporting procedures for attorneys retained or employed by an issuer who appear and practice before the SEC on behalf of the issuer.  The QLCC meets as needed.  The QLCC has not met with respect to the Fund.

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The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for Trustees as it considers necessary from time to time and meets at least annually.  The Nominating Committee will consider nominees properly recommended by the Trust’s shareholders.  Shareholders who wish to recommend a nominee should send nominations that include, among other things, biographical data and the qualifications of the proposed nominee to the Trust’s Secretary.  The Independent Trustees comprise the Nominating Committee, and the Committee is chaired by Mr. Miller.  The Nominating Committee has not met with respect to the Fund.

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The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available.  Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee and the actions of the Valuation Committee are subsequently reviewed by the Board.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.  The Valuation Committee has not met with respect to the Fund.

Independent Trustees comprise 60% of the Board and Ashley Toomey Rabun, an Independent Trustee, serves as Chairperson of the Board.  The Chairperson serves as a key point person for dealings between the Trust’s management and the other Independent Trustees. As noted above, through the committees of the Board the Independent Trustees consider and address important matters involving each series of the Trust, including those presenting conflicts or potential conflicts of interest. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its organization and leadership structure are appropriate in light of its fiduciary and oversight obligations, the special obligations of the Independent Trustees, and the relationship between the Interested Trustees and the Trust’s co-administrators.  The Board also believes that its structure facilitates the orderly and efficient flow of information to the Independent Trustees from management.

Consistent with its responsibility for oversight of the Fund in the interests of shareholders, the Board among other things oversees risk management of the Fund’s investment programs and business affairs directly and through the Audit Committee.  The Board has emphasized to the Advisor the importance of maintaining vigorous risk management programs and procedures.

The Fund faces a number of risks, such as investment risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk.  Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund.  Under the overall supervision of the Board, the Advisor and other service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.  Different processes, procedures and controls are employed with respect to different types of risks.  Various personnel, including the Trust’s CCO, the Advisor’s management, and other service providers (such as the Fund’s independent accountants) make periodic reports to the Board or to the Audit Committee with respect to various aspects of risk management.  The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s investment objective, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.  Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information.  As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Fund Shares Beneficially Owned by Trustees.  As of the date of this SAI, no Trustees beneficially owned shares of the Funds.

Name of Trustee	Dollar Range of Equity Securities in the Funds (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, Over $100,000)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Charles H. Miller, Independent Trustee	None	None
Ashley Toomey Rabun, Independent Trustee	None	None
William H. Young, Independent Trustee	None	None
John P. Zader, Interested Trustee	None	None
Eric M. Banhazl, Interested Trustee	None	None

Control Persons, Principal Shareholders, and Management Ownership

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund.  A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. To the best knowledge of the Advisory Research All Cap Value Fund, shareholders owning 5% or more of the outstanding shares of the Fund as of record are set forth below:

Shareholder	Percentage of Total Outstanding Shares of Fund as of December 24, 2009
All Cap Value Fund
Charles Schwab & Co, Inc. 101 Montgomery Street San Francisco, CA 94104	96.14%

As of the date of this SAI , none of the Trustees and officers of the Trust owned any shares of the Funds.  Furthermore, neither the Independent Trustees, nor members of their immediate family, own securities beneficially or of record in the Advisor, the Funds’ distributor, Grand Distribution Services, LLC (the “Distributor”), or any affiliate of the Advisor or Distributor.

The Advisor

The Advisor, Advisory Research Inc., acts as the Funds’ investment advisor pursuant to an advisory agreement (the "Advisory Agreement") for the Funds.  ARI is located at Two Prudential Plaza, 180 N. Stetson Avenue, Chicago, Illinois 60601.

On December 21, 2009, Piper Jaffray Companies announced the signing of a definitive agreement to acquire the Advisor (the "Acquisition").  The Acquisition is expected to close in the first quarter of 2010, provided that certain approvals and consents are obtained.  Upon completion, the Acquisition will result in the termination of the advisory contract between the Advisor and the Fund.  As a result, shareholders of the Fund will receive proxy materials seeking approval of a new contract with the Advisor before the Acquisition is completed.  Additional information about the Acquisition and the advisory contract will be included in the proxy materials.

Under the terms of the Advisory Agreement, ARI manages the portfolios of the Funds in accordance with their stated investment objectives and policies, makes investment decisions for the Funds, places orders to purchase and sell securities on behalf of the Funds and manages their other business and affairs, all subject to the supervision and direction of the Board.  For services rendered by ARI under the Advisory Agreement, each Fund pays ARI a fee, payable monthly, at the annual rates set forth in the following table.

Fund	Advisory Fee (as a % of average daily net assets)

Micro Cap Value Fund	1.15%
Small Cap Value Fund	1.00%
Small/Mid Cap Value Fund	1.00%
All Cap Value Fund	1.00%
International Small Cap Value Fund	1.00%

ARI has contractually agreed to waive its fees and, if necessary, to reimburse other operating expenses in order to limit total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation) of each Fund to the following rates:

	Micro Cap Value Fund	Small Cap Value Fund	Small/Mid Cap Value Fund	All Cap Value Fund	International Small Cap Value Fund
Expense Limits	1.50%	1.25%	1.25%	120%	1.35%

This agreement will remain in effect until October 1, 2010.  Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by a Fund if the Advisor so requests, subject to the following conditions.  Such reimbursement may be requested from a Fund by the Advisor in the event that the total annual fund operating expenses are less than the contractual limit.  The Advisor may seek reimbursement in an amount up to the difference between the contractual limit and the total annual fund operating expenses, but in no case will the reimbursement amount exceed the total amount of fees waived or expenses paid by the Advisor and will not include any amounts previously reimbursed.  No reimbursement will cause the total annual fund operating expenses paid by a Fund to exceed the contractual limit of the Fund in place at the time the Advisor waived fees or paid Fund expenses, and such reimbursement may not be paid prior to the Fund’s payment of current operating expenses.  The Advisor may seek reimbursement for fees waived or expenses paid for a period of three years from the date the fees were waived or expenses were paid.

The Advisory Agreement dated November 1, 2009 for the Funds will remain in effect for an initial two-year period ending October 31, 2011.   The Advisory Agreement will continue from year to year thereafter if approved annually (i) by the Board or by the holders of a majority of the outstanding voting securities of each Fund and (ii) by a majority of the Trustees who are not "interested persons" of any party to the Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

The Advisory Agreement provides that in the absence of a breach of fiduciary duty with respect to the receipt of compensation for services or willful misfeasance, bad faith, or gross negligence on the part of ARI in the performance of its duties and obligations, ARI is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds.  The Advisory Agreement is terminable without penalty by the Trust on behalf of a Fund on 60 days’ written notice when authorized either by a majority vote of a Fund’s shareholders or by vote of a majority of the Board, including a majority of the Independent Trustees, or by ARI on 60 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Portfolio Managers

ARI manages the Funds’ portfolios on a team basis, with portfolio managers Brien M. O’Brien, James M. Langer, Matthew K. Swaim, Eric J. Miller, Jonathan P. Brodsky, Drew Edwards, and Marco P. Priani.

Other Accounts Managed by the Portfolio Managers. The portfolio managers jointly manage other accounts.  Information on these other accounts is as follows.

As of December 31, 2009:

Brien M. O’Brien
			With Advisory Fee Based on Performance
Type of Account	Number of Accounts	Total Assets in Accounts Managed (in millions)	Number of Accounts	Total Assets (in millions)
Registered investment companies	1	$24.9	0	$0
Other pooled investment vehicles	13	767.7	2	276.4
Other advisory accounts	900	4,820.8	6	257.0

James M. Langer
			With Advisory Fee Based on Performance
Type of Account	Number of Accounts	Total Assets in Accounts Managed (in millions)	Number of Accounts	Total Assets (in millions)
Registered investment companies	1	$24.9	0	$0
Other pooled investment vehicles	13	767.7	2	276.4
Other advisory accounts	900	4,820.8	6	257.0

Matthew K. Swaim
			With Advisory Fee Based on Performance
Type of Account	Number of Accounts	Total Assets in Accounts Managed (in millions)	Number of Accounts	Total Assets (in millions)
Registered investment companies	1	$24.9	0	$0
Other pooled investment vehicles	13	767.7	2	276.4
Other advisory accounts	900	4,820.8	6	257.0

Eric J. Miller
			With Advisory Fee Based on Performance
Type of Account	Number of Accounts	Total Assets in Accounts Managed (in millions)	Number of Accounts	Total Assets (in millions)
Registered investment companies	1	$24.9	0	$0
Other pooled investment vehicles	13	767.7	2	276.4
Other advisory accounts	900	4,820.8	6	257.0

Jonathan P. Brodsky
			With Advisory Fee Based on Performance
Type of Account	Number of Accounts	Total Assets in Accounts Managed (in millions)	Number of Accounts	Total Assets (in millions)
Registered investment companies	1	$24.9	0	$0
Other pooled investment vehicles	13	767.7	2	276.4
Other advisory accounts	900	4,820.8	6	257.0

Drew Edwards
			With Advisory Fee Based on Performance
Type of Account	Number of Accounts	Total Assets in Accounts Managed (in millions)	Number of Accounts	Total Assets (in millions)
Registered investment companies	1	$24.9	0	$0
Other pooled investment vehicles	13	767.7	2	276.4
Other advisory accounts	900	4,820.8	6	257.0

Marco P. Priani
			With Advisory Fee Based on Performance
Type of Account	Number of Accounts	Total Assets in Accounts Managed (in millions)	Number of Accounts	Total Assets (in millions)
Registered investment companies	1	$24.9	0	$0
Other pooled investment vehicles	13	767.7	2	276.4
Other advisory accounts	900	4,820.8	6	257.0

Portfolio Managers Compensation

ARI’s compensation structure/levels for staff and professionals are, by design, higher than industry levels.  ARI believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Portfolio managers are compensated with competitive salaries, performance-based annual bonuses and retirement benefits. Bonuses are discretionary and determined by ARI’s CEO.  The success of ARI and the individual employees’ contribution to that success is the primary determinant of incentive compensation.    This compensation structure is designed to align the best interests of our clients with the management of the portfolio.

In addition, ARI’s owners and portfolio managers share in the profitability of the firm.  Direct ownership is currently offered to individuals who meet specific criteria related to their position.  All employees who meet or exceed their goals are eligible for equity ownership.

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts.

The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds. ARI has adopted a policy to provide for fair and equitable treatment of all client accounts, and periodically reviews such policy.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Advisor has adopted procedures for allocating portfolio transactions across multiple accounts.

The Advisor determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which the Advisor acts as advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Advisor may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Funds or other account(s) involved.

The Advisor has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Ownership of the Funds by Portfolio Managers

The following chart sets forth the dollar range of equity securities owned by each portfolio manager in the All Cap Value Fund as of December 24, 2009:

Name of Portfolio Manager	Dollar Range of Securities in the Fund (None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000, $500,001 - $1,000,000, Over $1,000,000)
Advisory Research All Cap Value Fund
Brien M. O’Brien	$100,001-$500,000
James M. Langer	$50,001-$100,000
Matthew K. Swaim	None
Jonathan P. Brodsky	None
Eric J. Miller	None
Drew Edwards	None
Marco P. Priani	None

The portfolio managers did not own any shares of the other Advisory Research Funds as of the date of this SAI.

Service Providers

Pursuant to a Co-Administration Agreement (the “Co-Administration Agreement”), UMB Fund Services, Inc. (“UMBFS”), 803 W. Michigan Street, Milwaukee, Wisconsin  53233 and Mutual Fund Administration Corporation (“MFAC”), 2220 E. Route 66,  Suite 226, Glendora, CA  91740, (collectively the “Co-Administrators”), act as co-administrators for the Funds.  The Co-Administrators provide certain administrative services to the Funds, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Funds’ independent contractors and agents; preparing for signature by an officer of the Trust of all documents required to be filed for compliance with applicable laws and regulations including those of the securities laws of various states; arranging for the computation of performance data, including net asset value and yield; arranging for the maintenance of books and records of the Funds; and providing, at their own expense, office facilities, equipment and personnel necessary to carry out their duties.  In this capacity, the Co-Administrators do not have any responsibility or authority for the management of the Fund, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.

UMBFS also acts as the Trust’s fund accountant, transfer agent and dividend disbursing agent pursuant to separate agreements.

UMB Bank, n.a., an affiliate of UMBFS, is the custodian of the assets of the Funds pursuant to a custody agreement between the Custodian and the Trust, whereby the Custodian provides services for fees on a transactional basis plus out-of-pocket expenses.  The Custodian’s address is 928 Grand Boulevard, Kansas City, Missouri  64106.  The Custodian does not participate in decisions pertaining to the purchase and sale of securities by the Funds.

Tait, Weller & Baker LLP is the independent registered public accounting firm for the Funds whose services include auditing the Funds’ financial statements and the performance of related tax services.

Distribution Agreement

The Trust has entered into a Distribution Agreement (the “Distribution Agreement”) with the Distributor, Grand Distribution Services, LLC, 803 West Michigan Street, Milwaukee, Wisconsin 53233, pursuant to which the Distributor acts as the Funds’ distributor, provides certain administrative services and arranges for the sale of the Funds’ shares.  The offering of the Funds’ shares is continuous.  The Distributor, UMBFS and UMB Bank, n.a. (the “Custodian”) are affiliated companies.  The Distributor is a registered broker-dealer and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement has an initial term of two years and will continue in effect with respect to the Funds only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Funds’ outstanding voting securities and, in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” of any such party.  The Distribution Agreement is terminable without penalty by the Trust on behalf of the Funds on 60 days’ written notice when authorized either by a majority vote of the Funds’ shareholders or by vote of a majority of the Board or by the Distributor on 90 days’ written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

Marketing and Support Payments

The Advisor, out of its own resources and without additional cost to the Funds or their shareholders, may provide cash payments or other compensation to certain financial intermediaries who sell shares of the Funds. These payments are in addition to other fees described in the Funds’ Prospectus and this SAI, and are generally provided for shareholder services or marketing support.  Payments for marketing support are typically for inclusion of the Funds on sales lists, including electronic sales platforms.  Investors may wish to take these payments into account when considering and evaluating recommendations to purchase shares of the Funds.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Advisor is responsible for placing purchase and sale orders and the allocation of brokerage on behalf of the Funds.  Transactions in equity securities in most cases involve the payment of brokerage commissions. In general, there may be no stated commission in the case of securities traded in over-the-counter markets, but the prices of those securities may include undisclosed commissions or mark-ups. Principal transactions are not entered into with affiliates of the Funds. The Funds have no obligations to deal with any broker or group of brokers in executing transactions in portfolio securities. In executing transactions, the Advisor seeks to obtain the best price and execution for the Funds, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved and the firm's risk in positioning a block of securities. While the Advisor generally seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission available.

Subject to obtaining the best price and execution, brokers who provide supplemental research, market and statistical information to the Advisor may receive orders for transactions by the Funds. The term "research, market and statistical information" includes advice as to the value of securities, and advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. Information so received will be in addition to and not in lieu of the services required to be performed by the Advisor under the Advisory Agreement, and the expenses of the Advisor will not necessarily be reduced as a result of the receipt of such supplemental information. Such information may be useful to the Advisor in providing services to clients other than the Funds, and not all such information is used by the Advisor in connection with the Funds.  Conversely, such information provided to the Advisor by brokers and dealers through whom other clients of the Advisor effect securities transactions may be useful to the Advisor in providing services to the Funds.

Although investment decisions for the Funds are made independently from those of the other accounts managed by the Advisor, investments of the kind made by the Funds may also be made by those other accounts. When the same securities are purchased for or sold by the Funds and any of such other accounts, it is the policy of the Advisor to allocate such purchases and sales in the manner deemed fair and equitable to all of the accounts, including the Funds.

The Advisor may place portfolio transactions for the Funds with brokerage firms participating in the distribution of the Funds’ shares if it reasonably believes that the quality of execution and the commission are comparable to those available from other qualified firms. The Advisor does not consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds and, accordingly, the Trust has implemented policies and procedures reasonably designed to prevent sales of Fund shares from being considered as a factor in the selection of broker-dealers to execute portfolio transactions for the Funds. To the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Advisor may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services.

The Advisor may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Advisor seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations among the Funds and other advisory accounts, the main factors considered by the Advisor are the respective sizes of the Funds and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.

PORTFOLIO TURNOVER

Although the Funds generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action.  Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities owned during the fiscal year.  A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year.  A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.  To the extent net short-term capital gains are realized, any distributions resulting from such gains will be taxed at ordinary income tax rates for federal income tax purposes.

PROXY VOTING POLICY

The Trust has delegated to ARI the responsibility for voting such proxies as a part of ARI’s general management of the Funds, subject to the Board's continuing oversight.  In the event a proxy vote presents a conflict between the interests of a Fund’s shareholders and those of ARI or its affiliate, ARI is instructed to abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board to make a voting decision.

ARI’s Proxy Voting Policy

ARI is a fiduciary that owes each client a duty of care with regard to all services undertaken on the client’s behalf.  Proxy voting is one such service for the following clients: 1) those covered under the Employee Retirement Income Securities Act (“ERISA”) and 2) those non-ERISA clients over which ARI exercises such voting authority.  To fulfill these duties, ARI must cast votes in a manner consistent with the best interests of its clients.  In accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940, ARI has adopted policies and procedures to address its proxy voting responsibilities.

I.  Summary of Proxy Voting Policies.  ARI has engaged RiskMetrics Group / Institutional Shareholder Services (“ISS”) to provide proxy voting services for clients over which ARI exercises proxy voting authority.  ARI has adopted standard proxy voting guidelines, which are applied by ISS to all ARI proxy votes, absent instruction from ARI to the contrary.  ARI generally votes in accordance with its proxy voting guidelines; however, in rare circumstances ARI may opt to override the guidelines if it is decided to be the best interest of its clients.  It should be noted that the below Summary of Proxy Voting Guidelines is general in nature and provided for informational purposes.  Complete proxy voting policies and procedures, including complete guidelines are available upon request.

II.   Summary of Proxy Voting Guidelines.

Board of Directors
·
Case by Case Basis on director nominees based on (but not limited to) the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, disclosures under Section 404 of Sarbanes-Oxley Act, long-term company performance relative to a market index, directors’ investment in the company, whether the chairman is also serving as a CEO, number of outside boards at which a director services and whether a retired CEO sits on the board but Against nominees that do not meet required standards pertaining to attendance and the number of outside board positions; and Against directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

·
Against indemnification proposals that would expand coverage beyond just legal expenses acts, such as negligence and proposals to eliminate directors’ and officers’ liability for monetary damages for violating the duty of care.

·	Against proposals to impose a mandatory retirement age or limit the tenure of outside directors through term limits.
·	For proposals seeking to fix the board size or designate a range for the board size.
·	Against proposals to classify the board and For proposals to repeal classified boards and to elect all directors annually.

Mergers and Corporate Restructurings

·
Case by Case Basis on proposals on mergers and acquisitions generally by applying a strategy based on assessment of: the reasonableness of the value to be received by target shareholders; how the market has responded to the proposed deal; if the deal makes sense strategically; the fairness of the negotiation process; if insiders are disproportionately benefitting from the transaction, and the prospects of the combined company, including the prospective combined governance profile.

·
Case by Case Basis on proposals to increase common shares using a model developed by ISS.  Vote For proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

Anti-takeover Defenses/Capital Structure
·	For proposals that remove restrictions on the rights of shareholders and allow shareholders to act by written consent and call special meetings.
·	Against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).
·	Against proposals giving the board exclusive authority to amend the bylaws and For proposals giving the board the ability to amend the bylaws in addition to shareholders.

Executive and Director Compensation
·
Case by Case Basis on equity compensation plans generally focusing on the transfer of shareholder wealth, as the dollar cost of pay plans to shareholders as opposed to simply focusing on voting power dilution but Against the equity plan if any of the following factors apply: total cost of the company’s equity plans is unreasonable; the plan expressly permits the repricing of stock options without prior shareholder approval; there is a disconnect between CEO pay and the company’s performance; the company’s three year burn rate exceeds the accepted threshold; or the plan is a vehicle for poor pay practices.

·	Case by Case on compensation plans for non-employee directors based on the cost of the plans against the company’s allowable cap.
·
Generally For shareholder proposals that call for non-binding shareholder ratification of the compensation of the named executive officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table. (Say-on-Pay)

Social and Environmental Issues
·	Generally For proposals seeking reports and studies on environmental issues, labor standards and human rights.

III.  Conflicts of Interest.  ARI believes that the use of standard proxy voting guidelines and the use of an independent third party, such as ISS, mitigate potential conflicts of interest between ARI and its clients.  In addition, any recommendations by its employees to vote against the guidelines should be brought to the attention of ARI’s Chief Compliance Officer.  Any resulting override shall be documented and then submitted to ISS by compliance personnel.  Finally, the Advisor has adopted a Code of Ethics, advocating strictly ethical behavior and mandating that all of its business activities be conducted in the best interest of its clients.

Proxy Voting Records

Information on how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30th will be available without charge, upon request, by calling (888) 665-1414. This information will also be available by accessing the Funds’ Form N-PX on the SEC's website at http://www.sec.gov.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Program provides for the development and implementation of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Funds’ Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Assets Control (“OFAC”), and a complete and thorough review of all new opening account applications.  The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PORTFOLIO HOLDINGS INFORMATION

The Funds have adopted policies and procedures regarding disclosure of portfolio holdings information (the "Disclosure Policy"). The Board of Trustees determined that the adoption of the Disclosure Policy, including the disclosure permitted therein, was in the best interests of the Funds. The Disclosure Policy applies to the Funds, Advisor and other internal parties involved in the administration, operation or custody of the Fund, including, but not limited to UMBFS, MFAC, the Board of Trustees, counsel to the Trust and Independent Trustees, Bingham McCutchen LLP and the Funds’ independent accountants, Tait, Weller & Baker LLP (collectively, the “Service Providers”). Pursuant to the Disclosure Policy, non-public information concerning a Fund’s portfolio holdings may be disclosed to its Service Providers only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the fiduciary duties owed by the Fund and the Advisor to the Fund’s shareholders. The Funds and their Service Providers may not receive compensation or any other consideration (which includes any agreement to maintain assets in the Funds or in other investment companies or accounts managed by the Advisor or any affiliated person of the Advisor) in connection with the disclosure of portfolio holdings information of the Funds. The Funds’ Policy is implemented and overseen by the Chief Compliance Officer of the Trust, subject to the oversight of the Board of Trustees. Periodic reports regarding these procedures will be provided to the Trust’s Board.

Portfolio holdings information will be deemed public when it has been posted in periodic regulatory filings on the SEC's website (www.sec.gov). In addition, management of the Funds will make the top ten largest portfolio holdings of each Fund as of April 30, 2010, and as of the end of each following calendar quarter available to any person who calls the Funds at (888) 665-1414 and requests such information. Once available in this manner, such portfolio holdings information will also be deemed to be public.

Non-Public Portfolio Holdings Information Policy.  All portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is considered non-public portfolio holdings information for the purposes of the Disclosure Policy.  Pursuant to the Disclosure Policy, the Funds or their Service Providers may disclose non-public portfolio holdings information to certain third parties who fall within pre-authorized categories on a daily basis, with no lag time unless otherwise specified below. These third parties include: (i) the Funds’ Service Providers and others who need access to such information in the performance of their contractual or other duties and responsibilities to the Funds (e.g., custodians, accountants, the Advisor, administrators, attorneys, officers and Trustees) and who are subject to duties of confidentiality imposed by law or contract, (ii) brokers who execute trades for the Funds, (iii) evaluation service providers (as described below) and (iv) shareholders requesting in-kind redemptions (as described below).

Evaluation Service Providers. These third parties include mutual fund evaluation services, such as Morningstar and Lipper, if the Funds have a legitimate business purpose for disclosing the information, provided that the third party expressly agrees to maintain the non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information. Subject to the terms and conditions of any agreement between the Funds or their authorized service providers and the third party, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which the Funds’ non-public portfolio holdings information is released, and no lag period shall apply. In addition, persons who owe a duty of trust or confidence to the Funds or their Service Providers (such as legal counsel) may receive non-public portfolio holdings information without entering into a non-disclosure agreement.

Shareholder In-Kind Distributions. The Funds’ shareholders may, in some circumstances, elect to redeem their shares of a Fund in exchange for their pro rata share of the securities held by the Fund. In such circumstances, pursuant to the Disclosure Policy, Fund shareholders may receive a complete listing of the portfolio holdings of a Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information.

Other Entities. Pursuant to the Disclosure Policy, the Funds or the Advisor may disclose non-public portfolio holdings information to a third party who does not fall within the pre-approved categories, and who are not executing broker-dealers; however, prior to the receipt of any non-public portfolio holdings information by such third party, the recipient must have entered into a non-disclosure agreement and the disclosure arrangement must have been approved by the Chief Compliance Officer and the President of the Trust.  The Chief Compliance Officer will report to the Board of Trustees on a quarterly basis regarding any recipients of non-public portfolio holdings information approved pursuant to this paragraph. There are no other ongoing arrangements as of the date of this SAI.

DETERMINATION OF NET ASSET VALUE

The NAV of Funds’ shares will fluctuate and is determined as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time) each business day.  The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV is computed by dividing the value of the securities held by a Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time.

Net Assets	=	NAV
Shares Outstanding

Generally, the Funds’ investments are valued at market value or, in the absence of a market value, at fair value as determined in good faith by the Advisor and the Trust’s Valuation Committee pursuant to procedures approved by or under the direction of the Board.  Pursuant to those procedures, the Board considers, among other things: 1) the last sale price on the securities exchange, if any, on which a security is primarily traded; 2) the mean between the bid and ask prices; 3) price quotations from an approved pricing service, and 4) other factors as necessary to determine a fair value under certain circumstances.

The Funds’ securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

Securities that are traded on more than one exchange are valued on the exchange determined by the Advisor to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”), National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has not been any sale on such day, at the mean between the bid and ask prices.  Over-the-counter (“OTC”) securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by a Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation where a market quote would not be readily available.  When a market quote is not readily available, the security’s value is based on “fair value” as determined by procedures adopted by the Board.  The Board will periodically review the reliability of the Funds’ fair value methodology.  The Funds may hold portfolio securities, such as those traded on foreign exchanges that trade on weekends or other days when the Funds’ shares are not priced.  Therefore, the value of the Funds’ shares may change on days when shareholders will not be able to purchase or redeem shares.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above.  Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, are amortized to maturity based on their cost to the Funds if acquired within 60 days of maturity or, if already held by the Funds on the 60th day, based on the value determined on the 61st day.

All other assets of the Funds are valued in such manner as the Board in good faith deems appropriate to reflect as their fair value.

PURCHASE AND REDEMPTION OF FUND SHARES

Detailed information on the purchase and redemption of shares is included in the Funds’ Prospectus. Shares of the Funds are sold at the next NAV calculated after receipt of an order for purchase.  In order to purchase shares of the Funds, you must invest the initial minimum investment.  However, the Funds reserve the right, in their sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k) plans or other tax-deferred retirement plans.  You may purchase shares on any day that the NYSE is open for business by placing orders with the Funds.

The Funds reserve the right to refuse any purchase requests, particularly those that would not be in the best interests of the Funds or their shareholders and could adversely affect the Funds or its operations.  This includes those from any individual or group who, in the Funds’ view, is likely to engage in or has a history of excessive trading (usually defined as more than four round-trip transactions out of the Fund within a calendar year).  Furthermore, the Trust may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than three business days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted;  (ii) for any period during which an emergency exists as a result of which the sale by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets;  (iii) for such other periods as the SEC may permit for the protection of the Funds’ shareholders; or (iv) to ensure a recent purchase made by check clears.

FEDERAL INCOME TAX MATTERS

Each series of the Trust is treated as a separate entity for federal income tax purposes.  Each Fund, as a series of the Trust, qualifies and has elected to be treated as a regulated investment company under Subchapter M of the Code, provided it complies with all applicable requirements under the Code, including, among other things, the source of its income, diversification of its assets and timing of distributions.  Each Fund’s policy is to distribute to its shareholders all investment company taxable income (determined without regard to the deduction for dividends paid) and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes.  In order to avoid liability for the federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which a Fund paid no federal income tax.

Shareholders will be subject to federal income taxes on distributions made by the Funds whether received in cash or additional shares.  Distributions of net investment income (including interest, dividend income and net short-term capital gain in excess of any net long-term capital loss, less certain expenses), other than qualified dividend income, will be taxable to shareholders as ordinary income.  For taxable years beginning on or before December 31, 2010, distributions of qualified dividend income, as such term is defined in Section 1(h)(11) of the Code (generally dividends received from U.S. domestic corporations and qualified foreign corporations), generally will be taxed to non-corporate shareholders at the federal income tax rates applicable to net capital gain, provided the Fund designates the amount distributed as qualified dividend income and certain holding period and other requirements are satisfied.  Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, will be taxable to non-corporate shareholders at a maximum federal income tax rate of 15% without regard to how long a shareholder has held shares of a Fund.  Unless extended by future legislation, the 15% federal income tax rate on net capital gain will expire for taxable years beginning after December 31, 2010 and will be replaced by a maximum federal income tax rate on net capital gains of 20%.  Corporate shareholders are taxed on net capital gain at the same federal income tax rates applicable to ordinary income.  Dividends paid by a Fund may qualify in part for the 70% dividends received deduction available to corporate shareholders, provided the Fund designates the amount distributed as a qualifying dividend and certain holding period and other requirements under the Code are satisfied.  The designated amount, however, cannot exceed the aggregate amount of qualifying dividends received by a Fund for its taxable year.  In view of the Funds’ investment policies, it is expected that dividends from domestic corporations will be part of each Fund’s (except for the International Small Cap Value Fund) gross income and that, accordingly, a portion of the distributions by a Fund will be eligible for treatment as qualified dividend income or the dividends received deduction.  However, the portion of a Fund’s gross income attributable to qualified dividend income and qualifying dividends is largely dependent on a Fund’s investment activities for a particular year and, therefore, cannot be predicted with any certainty.  Qualified dividend income treatment and the dividends received deduction may be reduced or eliminated if, among other things, (i) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (ii) certain holding period requirements are not satisfied at both the Fund and shareholder levels.  In addition, qualified dividend income treatment is not available if a shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.

Shareholders who choose to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share on the reinvestment date.  Distributions are generally taxable when received.  However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable for federal income tax purposes as if received on December 31 of the calendar year in which declared.  Distributions are includable in alternative minimum taxable income in computing a shareholder's liability for the federal alternative minimum tax.

A redemption of Fund shares may result in recognition of a taxable gain or loss. The gain or loss will generally be treated as a long-term capital gain or loss if the shares were held for more than one year.  If the shares were held for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss.  Short-term capital gain is taxable at ordinary federal income tax rates.  Any loss realized upon a redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.  Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the same Fund or other substantially identical stock or security are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

A Fund’s transactions in options and other similar transactions may be subject to special provisions of the Code that, among other things, affect the character of any income realized by a Fund from such investments, accelerate recognition of income to the Fund, defer Fund losses, affect the holding period of the Fund’s securities, affect whether distributions will be eligible for the dividends received deduction or be treated as qualified dividend income and affect the determination of whether capital gain and loss is characterized as long-term or short-term capital gain or loss.  These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions may also require a Fund to “mark-to-market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out), which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for avoiding U.S. federal income and excise taxes.  The Funds will monitor these transactions and will make the appropriate entries in their books and records, and if the Funds deem it advisable, will make appropriate elections in order to mitigate the effect of these rules, prevent disqualification of the Funds as regulated investment companies and minimize the imposition of U.S. federal income and excise taxes.

A Fund’s transactions in broad based equity index futures contracts, exchange traded options on such indices and certain other futures contracts are generally considered “Section 1256 contracts” for federal income tax purposes.  Any unrealized gains or losses on such Section 1256 contracts are treated as though they were realized at the end of each taxable year.  The resulting gain or loss is treated as sixty percent long-term capital gain or loss and forty percent short-term capital gain or loss.  Gain or loss recognized on actual sales of Section 1256 contracts is treated in the same manner.  As noted above, distributions of net short-term capital gain are taxable to shareholders as ordinary income while distributions of net long-term capital gain are taxable to shareholders as long-term capital gain, regardless of how long the shareholder has held shares of a Fund.

A Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

If a Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments.

However, each Fund must distribute, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income to shareholders to avoid federal income and excise taxes.  Therefore, a Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

If a Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount, unless the Fund elects to include the market discount in income as it accrues as discussed above.  A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond).

A Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments.  Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes in some cases.  With respect to a Fund so long as it: (i) qualifies for treatment as a regulated investment company, (ii) is liable for foreign income taxes; and (iii) more than 50% of its total assets at the close of its taxable year consist of stock or securities of foreign corporations, it may elect to "pass through" to its shareholders the amount of such foreign taxes paid.  If this election is made, information with respect to the amount of the foreign income taxes that are allocated to a Fund's shareholders will be provided to them and any shareholder subject to tax on dividends will be required: (i) to include in ordinary gross income (in addition to the amount of the taxable dividends actually received) its proportionate share of the foreign taxes paid that are attributable to such dividends; and (ii) either deduct its proportionate share of foreign taxes in computing its taxable income or to claim that amount as a foreign tax credit (subject to applicable limitations) against U.S. income taxes.

Foreign exchange gains or losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains or losses to be treated as ordinary gain or loss and may affect the amount, timing and character of distributions to shareholders.

The Funds may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies ("PFICs").  If a Fund invests in PFICs, it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend to shareholders.  In addition to bearing their proportionate share of a Fund’s expenses, shareholders may also indirectly bear similar expenses of PFICs in which the Fund has invested.  Additional charges in the nature of interest may be imposed on either the Funds or shareholders with respect to deferred taxes arising from such distributions or gains.  Capital gains on the sale of such holdings will be deemed to be ordinary income regardless of how long such PFICs are held.  If a Fund invests in PFICs and elects to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and calendar year distribution requirements described above.

Under the Code, the Funds will be required to report to the Internal Revenue Service (“IRS”) all distributions of income and capital gains as well as gross proceeds from the redemption of Fund shares, except in the case of exempt shareholders, which includes most corporations.  Pursuant to the backup withholding provisions of the Code distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Funds with their taxpayer identification numbers or with required certifications regarding their status under the federal income tax law or if the IRS has notified the Fund that such withholding is required.  If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.  Corporate and other exempt shareholders should provide the Funds with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding.  The Funds reserve the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates.  Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30 percent (or at a lower rate under an applicable income tax treaty).

This discussion and the related discussion in the Prospectus have been prepared by management of the Funds, and counsel to the Trust has expressed no opinion in respect thereof.

FUND PERFORMANCE

From time to time the Funds may advertise their total returns for prior periods. Any such advertisement would include at least average annual total return quotations for one year, five-year and ten-year periods (or life of the Fund, if shorter). Other total return quotations, aggregate or average, over other time periods may also be included.

The total return of a Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes the maximum sales charge); that all income dividends or capital gain dividends during the period are reinvested in Fund shares at NAV; and that any applicable contingent deferred sales charge has been paid. A Fund's total return will vary depending on market conditions, the securities comprising the Fund’s portfolio, the Fund’s operating expenses and unrealized net capital gains or losses during the period. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance.  No adjustments are made to reflect any income taxes payable by shareholders on dividends or capital gain dividends paid by a Fund or to reflect that 12b-1 fees may have changed over time.

Average annual total return quotations are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.

The Funds’ Annual and Semi-annual Reports will contain additional performance information. A copy of the Funds’ Annual Report or Semi-annual Report may be obtained without charge by calling or writing the Funds at the telephone number and address printed on the cover of this SAI.

GENERAL INFORMATION

Investment Managers Series Trust (formerly known as Claymore Trust) is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on February 15, 2005.  The Trust currently consists of several series of shares of beneficial interest, par value of $0.01 per share.  The Trust’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in the Funds.  Each share represents an interest in a Fund proportionately equal to the interest of each other share.  Upon a Fund’s liquidation, all shareholders would share pro rata in the net assets of the Fund available for distribution to shareholders.

The shares of each series or class participate equally in the earnings, dividends and assets of the particular series or class.  Expenses of the Trust which are not attributable to a specific series or class are allocated among all the series in a manner believed by management of the Trust to be fair and equitable.  Shares issued do not have pre-emptive or conversion rights.  Shares when issued are fully paid and non-assessable, except as set forth below.  Shareholders are entitled to one vote for each share held. Shares of each series or class generally vote together, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of distribution plans for a particular class.

The Trust is not required to hold annual meetings of shareholders but will hold special meetings of shareholders of a series or class when, in the judgment of the Board, it is necessary or desirable to submit matters for a shareholder vote.  Shareholders have, under certain circumstances, the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more trustees.  Shareholders also have, in certain circumstances, the right to remove one or more trustees without a meeting.  No material amendment may be made to the Trust’s Declaration of Trust without the affirmative vote of the holders of a majority of the outstanding shares of each portfolio affected by the amendment.  The Trust’s Declaration of Trust provides that, at any meeting of shareholders of the Trust or of any series or class, a shareholder servicing agent may vote any shares as to which such shareholder servicing agent is the agent of record for shareholders who are not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares of that portfolio otherwise represented at the meeting in person or by proxy as to which such shareholder servicing agent is the agent of record.  Any shares so voted by a shareholder servicing agent will be deemed represented at the meeting for purposes of quorum requirements.  Any series or class may be terminated (i) upon the merger or consolidation with, or the sale or disposition of all or substantially all of its assets to, another entity, if approved by the vote of the holders of two-thirds of its outstanding shares, except that if the Board recommends such merger, consolidation or sale or disposition of assets, the approval by vote of the holders of a majority of the series’ or class’ outstanding shares will be sufficient, or (ii) by the vote of the holders of a majority of its outstanding shares, or (iii) by the Board by written notice to the series’ or class’ shareholders.  Unless each series and class is so terminated, the Trust will continue indefinitely.

Shareholders may send communications to the Board. Shareholders should send communications intended for the Board by addressing the communications to the Board, in care of the Secretary of the Trust and sending the communication to 2220 E. Route 66, Suite 226, Glendora, CA  91740. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) provide contact information for the shareholder, (iii) identify the Fund to which it relates, and (iv) identify the class and number of shares held by the shareholder. The Secretary of the Trust may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in a Fund or is otherwise ministerial in nature. Other shareholder communications received by the Funds not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

The Trust’s Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, trustees, officers, employees and agents covering possible tort and other liabilities.  Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust does not require the issuance of stock certificates.  If stock certificates are issued, they must be returned by the registered owners prior to the transfer or redemption of shares represented by such certificates.

Rule 18f-2 under the 1940 Act provides that as to any investment company which has two or more series outstanding and as to any matter required to be submitted to shareholder vote, such matter is not deemed to have been effectively acted upon unless approved by the holders of a “majority” (as defined in the rule) of the voting securities of each series affected by the matter.  Such separate voting requirements do not apply to the election of Trustees or the ratification of the selection of accountants.  The Rule contains special provisions for cases in which an advisory contract is approved by one or more, but not all, series.  A change in investment policy may go into effect as to one or more series whose holders so approve the change even though the required vote is not obtained as to the holders of other affected series.

The Board, the Advisor and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act.  These codes of ethics permit, subject to certain conditions, personnel of the Advisor and Distributor to invest in securities that may be purchased or held by the Funds.

FINANCIAL STATEMENTS

As the Funds have recently commenced operations, there are no financial statements available at this time.  Shareholders of the Funds will be informed of the Funds’ progress through periodic reports when those reports become available.  Financial statements certified by the independent registered public accounting firm will be submitted to shareholders at least annually.

APPENDIX A

RATINGS

Standard & Poor's Corporation

A brief description of the applicable Standard & Poor's Corporation ("S&P") rating symbols and their meanings (as published by S&P) follows:

Long-Term Debt

An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. The ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.	Nature of and provisions of the obligation; and

3.
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Investment Grade

AAA	Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA	Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A
Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB
Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade Rating

Debt rated "BB", "B", "CCC", "CC" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB
Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB" rating.

B
Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB" rating.

CCC
Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon  favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the  capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B" rating.

CC	The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

C
The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI           The rating "CI" is reserved for income bonds on which no interest is being paid.

D
Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

r
The letter "r" is attached to highlight derivative, hybrid, and certain other obligations that S&P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities who's principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

L
The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is Federally insured by the Federal Savings & Loan Insurance Corporation or the Federal Deposit Insurance Corporation* In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity will be honored for principal and accrued pre-default interest up to the Federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

NR	Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Commercial Paper

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1
This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

*Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

A-3
Issues carrying this designation have adequate capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B             Issues rated "B" are regarded as having only speculative capacity for timely payment.

C             This rating is as signed to short-term debt obligations with a doubtful capacity for payment.

D
Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal Payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

A commercial rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable.

S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

Preferred Securities

AAA	This is the highest rating that may be assigned to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA
A preferred stock issue rated AA also qualifies as a high quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A
An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB
An issue rated BBB is regarded as backed by an adequate capacity to pay preferred stock obligations. Although it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for preferred stock in this category for issues in the A category.

BB
As issue rated BB is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay the preferred stock obligation. While such issues will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc.

A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

Long-Term Debt

The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

Aaa
Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the Fundamentally strong position of such issuer.

Aa
Bonds are judged to be of high quality by all standards.  Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A
Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa
Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba,
B, Caa, Ca, and C Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

Con. (---)
Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

(P)
When applied to forward delivery bonds, indicates that the rating is provisional pending delivery of the bonds.  The rating may be revised prior to delivery if changes occur in the legal documents or the underlying credit quality of the bonds.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Ba1 and B1.

Short-Term Loans

MIG 1/VMIG 1	This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3
This designation denotes favorable quality.  All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4
This designation denotes adequate quality.  Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G.	This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

Commercial Paper

 Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

-	Leading market positions in well-established industries.

-	High rates of return on Funds employed.

-	Conservative capitalization structures with moderate reliance on debt and ample asset protection.

-	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

-	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Preferred Securities Ratings

aaa	Preferred stocks which are rated "aaa" are considered to be top quality. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa
Preferred stocks which are rated "aa" are considered to be high grade. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a
Preferred stocks which are rated "a" are considered to be upper-medium grade. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa
Preferred stocks which are rated "baa" are judged lover-medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

ba
Preferred stocks which are rated "ba" are considered to have speculative elements and their future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.